AMENDMENT NO. 13
                                       TO
                         ALLTEL CORPORATION PENSION PLAN
                          (January 1, 1994 Restatement)


                  WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Pension Plan, as amended and restated effective January 1, 1994, and as subsequently further amended (the "Plan"); and

                  WHEREAS, the Company desires further to amend the Plan;

                  NOW THEREFORE, BE IT RESOLVED, that the Company hereby amends the Plan, effective as set forth herein, in the respects hereinafter set forth.

                  1. Effective as of January 6, 1999, Section 13 of the Plan is amended by adding the following Section 13.29 thereto:

13.29             Employees of Standard Group, Inc.
                  ---------------------------------

         (a)      Effective Date - January 6, 1999.
                  --------------

         (b)      Account - None.
                  -------

         (c)      Minimum Normal Retirement Pension - None.
                  ---------------------------------

         (d)      Minimum Early Retirement Pension - None.
                  --------------------------------

         (e)      Minimum Disability Retirement Pension - None.
                  -------------------------------------

         (f)      Minimum Deferred Vested Pension - None.
                  -------------------------------

         (g)      Minimum Death Benefit - None.
                  ---------------------

         (h)      Prior Plan Offset - Not Applicable.
                  -----------------

         (i)      Provision Relative to Section 401(a)(12) of the Code - Not
                  ----------------------------------------------------
                  Applicable.

         (j)      Miscellaneous - See APPENDIX DD - SPECIAL PROVISIONS
                  -------------
                  APPLICABLE TO CERTAIN EMPLOYEES OF STANDARD GROUP, INC. which follows immediately hereafter.

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





                                   APPENDIX DD
               SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
                                       OF
                              STANDARD GROUP, INC.


Effective as of January 6, 1999, certain employees of Standard Group, Inc. became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of Standard Group, Inc. who became employees of the Controlled Group on January 6, 1999.

A. Section 1.07 is modified by adding to the definition thereof the following:

             1.07DD "Basic Compensation" shall include only amounts earned after January 5, 1999.

B. Section 1.14 is modified by adding to the definition thereof the following:

             1.14DD "Compensation" shall include only amounts earned after January 5, 1999.

C.           Section 1.37(g) is modified as follows:

             1.37(g)DD       Vesting Service

                   (a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

                   (i) Service Prior to January 6, 1999: An Employee's period(s) of employment with Standard Group, Inc. prior to January 6, 1999, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

                   (ii) Service From and After January 6, 1999: In accordance with the provisions of Section 1.37(g).

                   (iii)     Notwithstanding any other provision of the Plan,


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
                             there shall be no duplication of Vesting Service (or Vesting Years of Service) by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.


D.           Section 1.37(d) is modified as follows:

             1.37(d)DD       Benefit Service
                             ---------------

                   (a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

                             (i)    Benefit Service Prior to January 6, 1999:
                                    None.

                             (ii) Benefit Service From and After January 6, 1999: In accordance with the provisions of
                                    Section 1.37(d).

E.           Section 1.37(f) is modified as follows:

             1.37(f)DD       Eligibility Year of Service
                             ---------------------------
                   (a)       A Participant's Eligibility Years of Service under
                             the Plan shall be determined in accordance with the following:

                             (i)    Service Prior to January 6, 1999: An
                                    Employee's period(s) of employment with
                                    Standard Group,  Inc. prior to January 6,
                                    1999, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

                             (ii) Service From and After January 6, 1999: In accordance with the provisions of
                                    Section 1.37(f).

                             (iii) Notwithstanding any other provision of the Plan, there shall be no duplication of Eligibility Years of Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.


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

                  2. Effective as of March 31, 1999, Section 13 of the Plan is amended by adding the following Section 13.30 thereto:

13.30             Employees of Durango Cellular Telephone Company
                  -----------------------------------------------

         (a)      Effective Date - March 31, 1999.
                  --------------

         (b)      Account - None.
                  -------

         (c)      Minimum Normal Retirement Pension - None.
                  ---------------------------------

         (d)      Minimum Early Retirement Pension - None.
                  --------------------------------

         (e)      Minimum Disability Retirement Pension - None.
                  -------------------------------------

         (f)      Minimum Deferred Vested Pension - None.
                  -------------------------------

         (g)      Minimum Death Benefit - None.
                  ---------------------

         (h)      Prior Plan Offset - Not Applicable.
                  -----------------

         (i)      Provision  Relative  to  Section 401(a)(12)  of the Code - Not
                  --------------------------------------------------------
                  Applicable.

         (j)      Miscellaneous - See APPENDIX EE - SPECIAL PROVISIONS
                  -------------
                  APPLICABLE TO CERTAIN EMPLOYEES OF DURANGO CELLULAR TELEPHONE COMPANY which follows immediately hereafter.



                                   APPENDIX EE
               SPECIAL PROVISIONS APPLICABLE TO CERTAIN EMPLOYEES
                                       OF
                       DURANGO CELLULAR TELEPHONE COMPANY


Effective as of March 31, 1999, certain employees of Durango Cellular Telephone Company became employees of the Controlled Group.

Notwithstanding any other provision of the Plan, the Plan is modified as set forth below with respect to active employees of Durango Cellular Telephone Company who became employees of the Controlled Group on March 31, 1999.


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

A. Section 1.07 is modified by adding to the definition thereof the following:

           1.07EE "Basic Compensation" shall include only amounts earned after March 30, 1999.

B. Section 1.14 is modified by adding to the definition thereof the following:

           1.14EE "Compensation" shall include only amounts earned after March 30, 1999.

C.         Section 1.37(g) is modified as follows:

           1.37(g)EE    Vesting Service

              (a) A Participant's eligibility for benefits under the Plan shall be determined by his period of Vesting Service, in accordance with the following:

                        (i) Service Prior to March 31, 1999: An Employee's period(s) of employment with Durango Cellular Telephone Company prior to March 31, 1999, shall be counted as Vesting Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

                        (iv) Service From and After March 31, 1999: In accordance with the provisions of
                               Section 1.37(g).

                        (v) Notwithstanding any other provision of the Plan, there shall be no duplication of Vesting Service (or Vesting Years of Service) by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.

D.         Section 1.37(d) is modified as follows:

           1.37(d)EE    Benefit Service
                        ---------------

                        (a) The amount of the benefit payable to or on behalf of a Participant shall be determined on the basis of his Benefit Service, in accordance with the following:

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                               (i)    Benefit Service Prior to March 31, 1999:
                                      None.

                               (ii) Benefit Service From and After March 31, 1999: In accordance with the provisions of Section 1.37(d).

E.         Section 1.37(f) is modified as follows:

           1.37(f)EE           Eligibility Year of Service
                               ---------------------------

                        (a) A Participant's Eligibility Years of Service under the Plan shall be determined in accordance with the following:

                               (i) Service Prior to March 31, 1999: An Employee's period(s) of employment with Durango Cellular Telephone Company prior to March 31, 1999, shall be counted as Eligibility Years of Service to the extent that such periods would have counted under the Plan if such employment had been with the Company.

                               (iv) Service From and After March 31, 1999: In accordance with the provisions of
                                      Section 1.37(f).

                               (v) Notwithstanding any other provision of the Plan, there shall be no duplication of Eligibility Years of Service under the Plan by reason of any restoration of, crediting of, or granting of service in respect of any single period or otherwise.


           IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 5th day of August, 1999.

                                              ALLTEL CORPORATION



                                              By:/s/John L. Comparin
                                                 -------------------------------
                                                 Title: Sr. V.P. Human Resources

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